AFL-CIO Housing Investment Trust
Performance Commentary
2nd Quarter 2016

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

July 14, 2016

Interest rates continued to fall for major economies around the globe, including the United States, during the second quarter of 2016. U.S. Treasury rates dropped significantly and the yield curve flattened, leading to strong performance by investment grade fixed-income investments. Great Britain’s Brexit vote, weak global growth, and ongoing geopolitical risks increased demand for government debt. Overall, on an absolute basis it was a good quarter for the HIT and other fixed-income products.

The HIT provided gross and net returns of 1.83% and 1.72%, respectively, for the second quarter, compared to 2.21% for the Barclays Capital Aggregate Bond Index (Barclays Aggregate). Although the HIT’s portfolio is higher in credit quality than the benchmark, the HIT’s underweight to Treasuries hurt its performance relative to the Barclays Aggregate. Spread widening of multifamily mortgage-backed securities (MBS) and a strong showing by corporate bonds, which the HIT does not hold, also contributed significantly to relative performance. Another factor was the HIT’s slightly short defensive duration position as interest rates fell. Despite these challenges, the HIT continued to generate competitive returns and outperformed the benchmark over the longer term on a gross basis, with higher returns for the 3-, 5-, and 10-year periods ending June 30, 2016. (For more on performance see page 2.)

The HIT continues to execute its strategy of constructing a portfolio that provides higher income with less credit risk than the Barclays Aggregate, overweighting government/agency multifamily MBS, which it substitutes for some Treasuries and all corporate debt in the benchmark. Additionally, the HIT’s investment in construction-related multifamily assets enables it to generate union construction jobs and produce meaningful economic benefits in communities across the country.

Second Quarter 2016 Performance

The HIT executes a strategy of managing a portfolio with superior credit quality, higher income, and similar interest rate risk versus the Barclays Aggregate and of overweighting multifamily securities, which generates competitive risk-adjusted returns over the long term. The HIT’s gross returns exceeded the Barclays Aggregate for the 3-, 5-, and 10-year periods ending June 30, 2016 by 37, 35, and 40 basis points, respectively.

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The government/agency multifamily mortgage securities that are the HIT’s focus continued to generate higher income than the Barclays Aggregate during the second quarter. However, spreads widened for these multifamily securities. Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae “benchmark” multifamily DUS 10/9.5 spreads to Treasuries widened by 5, 18, and 9 basis points, respectively, during the quarter. In contrast, corporate bond spreads tightened and this sector showed an excess return of 99 basis points. Importantly, as noted above, the U.S. Treasury sector performed very well with an absolute return of 210 basis points for the quarter as Treasury rates fell by 14, 19, 29, and 31 basis points for the 2-, 5-, 10-, and 30-year maturities, respectively. The HIT is underweighted to Treasuries, holding an allocation of 9.8% compared to 36.6% in the Barclays Aggregate as of June 30.

The HIT’s gross returns for the second quarter, year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30 were 1.83%, 4.74%, 5.74%, 4.43%, 4.11%, and 5.53%, respectively, and its net returns were 1.72%, 4.52%, 5.28%, 3.98%, 3.66%, and 5.08%, respectively.

Total Returns: HIT vs. Barclays Aggregate

as of June 30, 2016

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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First Half of 2016: Lower Interest Rates and Volatility

The U.S. economy appears to have bounced back in the second quarter, after a disappointing annualized 1.1% growth rate in the first quarter. Interest rates were volatile for the entire first half of the year. A very weak May payroll report and the U.K.’s vote to break from the European Union on June 23 pushed rates significantly lower. The flight of global capital to U.S. Treasuries pushed both the 10-year and 30-year Treasury yields to near-record lows. The yield curve flattened from January through June, as longer-term rates fell more than shorter-term rates. The 2-, 5-, 10-, and 30-year yields plummeted by 47, 75, 78, and 70 basis points, respectively, from the end of December 2015 to the end of June 2016, with 40% of the 2-year decline and approximately one-third of the decline for the longer maturities after the Brexit vote.

Historical Treasury Yields

December 31, 2015 to June 30, 2016

For the first half of the year, government/agency multifamily MBS spreads were volatile (as shown below). For the entire period, Ginnie Mae permanent and construction/permanent loan certificates spreads widened by 23 and 3 basis points, respectively, and Fannie Mae multifamily DUS 10/9.5s tightened by 3 basis points. Corporate bond spreads tightened on strong demand relative to supply, and the sector showed an excess return of 120 basis point over the six months.

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Historical Multifamily Spreads

June 2011-June 2016

Looking Forward

The U.S. interest rate environment remains uncertain and rates will depend on a number of factors. These include the impacts of: geopolitical events in Europe and the Middle East; an economic slowdown in China; the strength of the U.S. economy; the lead up to and outcome of U.S. elections; and signals and actions by the Federal Reserve. While Brexit is expected to slow U.K. growth, its effect on U.S. growth is expected to be minimal by many analysts. One factor that is increasing demand for U.S. Treasuries, which puts downward pressure on rates, is the more than $11 trillion of global sovereign debt carrying negative interest rates, including German, Japanese, and Swiss bonds (at the end of June, according to Fitch).

Despite the much larger-than-anticipated increase in payroll employment for June, the Fed may continue to delay further tightening until next year, as realized and expected inflation remains subdued and uncertainty has increased. On the one hand, longer-term U.S. Treasury rates could continue to decline as investors look for safety. On the other hand, these rates could rise somewhat if U.S. economic indicators strengthen. However, tepid global growth, negative interest rates abroad, and low inflation should continue to prevent longer-term rates from rising significantly.

As it enters the second half of the year, the HIT’s superior portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, should position it well.

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Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

June 30, 2016

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.8%	70.8%	Effective Duration	5.30	5.50
A & Below	0.1%	24.8%	Convexity	0.15	0.07
Superior Yield			Similar Call Risk
Current Yield: 22 basis point advantage	3.14%	2.92%	Call Protected	79%	72%
Yield to Worst: 34 basis point advantage	2.16%	1.82%	Not Call Protected	21%	28%

The HIT continues to identify investment opportunities for high credit quality multifamily mortgage securities, including new construction, substantial rehabilitation, and preservation of affordable housing. Through existing relationships and new partnerships with developers, mortgage bankers, sponsors, housing finance agencies, community groups, and others in key markets, the HIT seeks to engage early in the financing process when it can use its expertise in structuring and negotiating terms to maximize the investment’s value for the portfolio while meeting the needs of the sponsor or developer.

In this volatile market environment, high credit quality fixed-income remains an important asset class for diversified portfolios. Low inflation expectations in the U.S. and globally as well as geopolitical risks will likely continue to attract capital to the safety of U.S. agency and government-backed securities. The HIT can continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2016, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com